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                                                                  EXHIBIT 3.B(1)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report included in this Amendment No. 23 to Form S-6 of the registration statement on Form N-8B-2 for A I M Summit Investors Plans I, dated January 25, 1999, on A I M Distributors, Inc. financial statements for the year ended December 31, 1998.



                                        /s/ ARTHUR ANDERSEN LLP
                                        ----------------------------------------
                                        ARTHUR ANDERSEN LLP


Houston, Texas
February 25, 1999